March 7, 2006

Compliance Systems Corporation
90 Pratt Oval
Glenn Cove, NY 11542
Attention:  Dean Garfinkel

      RE: SECURITIES PURCHASE AGREEMENT (THE "SPA") DATED AS OF NOVEMBER 30, 2005 BETWEEN COMPLIANCE SYSTEMS CORPORATION (THE "COMPANY") AND MONTGOMERY EQUITY PARTNERS, LTD. ("MONTGOMERY"), AND RELATED AGREEMENTS.

Dear Sirs:

      This letter agreement will confirm our understanding regarding the SPA and certain other contracts entered into in connection with the SPA. In connection with the SPA, following agreements were executed:

o     An  Investor   Registration   Rights  Agreements   ("Registration   Rights
      Agreement") dated November 30, 2005 between the Company and Montgomery.

o Escrow Agreement ("Escrow Agreement") between the Company, Montgomery, and David Gonzalez, Esq. (the "Escrow Agent") dated November 30, 2005.

o An Insider Pledge and Escrow Agreement among the Company, Montgomery, the Escrow Agent, and Dean Garfinkel dated November 30, 2005 (the "Garfinkel Pledge Agreement").

o     An Insider Pledge and Escrow Agreement among the Company,  Montgomery, the
      Escrow  Agent,   and  Barry   Brookstein  dated  November  30,  2005  (the
      "Brookstein Pledge Agreement").

o A Security Agreement between the Company and Montgomery dated November 30, 2005 (the "Security Agreement").

o A Security Agreement between Jasmin Communications, Inc. and Montgomery dated November 30, 2005 (the "Jasmin Security Agreement").

o A Security Agreement between Telephone Blocking Services, Corporation and Montgomery dated November 30, 2005 (the "TBS Security Agreement").

o A Security Agreement between Call Compliance.com, Inc. and Montgomery dated November 30, 2005 (the "Call Compliance.com Security Agreement").

o A Security Agreement between CallCenter Tools, Inc. and Montgomery dated November 30, 2005 (the "Call Center Security Agreement").

o A Security Agreement between Call Compliance, Inc. and Montgomery dated November 30, 2005 (the "Call Compliance Security Agreement").

      The agreements listed above, collectively, along with the SPA, shall be referenced as the "Transaction Documents."

      1. Termination of the Transaction Documents. The Transaction Documents shall be terminated as of the date hereof.

      2. This letter may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This letter shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of this letter. The terms of this letter supersede the terms of any other verbal or written agreement existing prior to the date hereof. In the event of any litigation arising hereunder, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys' fees and court costs from the other party or parties, including the costs of bringing such litigation and collecting upon any judgments. This letter shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, trustees, successors and assigns. Except for the amounts expressly set forth herein, none of the parties hereto shall be liable to any other party for any amounts whatsoever.

      3. If the foregoing correctly sets forth the terms of our agreement, please sign this letter on the line provided below, whereupon it will constitute a binding agreement among us.

                            SIGNATURE PAGE TO FOLLOW

                                        Sincerely,

                                        MONTGOMERY EQUITY PARTNERS, LTD.


                                        By:
                                           -------------------------------------
                                        Name:  Mark Angelo
                                        Title: Portfolio Manager



ACCEPTED AND AGREED:

COMPLIANCE SYSTEMS CORPORATION


By:
   -------------------------------------
Name:   Dean Garfinkel
Title:  President


With Respect to the Escrow Agreement,
Garfinkel Pledge Agreement, and
Brookstein Pledge Agreement

ESCROW AGENT


----------------------------------
David Gonzalez, Esq.


With Respect to the Garfinkel Pledge Agreement:


-----------------------------------
Dean Garfinkel


With respect to the Brookstein Pledge Agreement


---------------------------------
Barry Brookstein

With respect to the Jasmin Security Agreement:

Jasmin Communications, Inc.


By:
   -------------------------------------
Name:    Dean Garfinkel
Title:   President


With respect to the Telephone Blocking Services Corporation Security Agreement:

Telephone Blocking Services Corporation


By:
   -------------------------------------
Name:    Dean Garfinkel
Title:   President


With respect to the Cal Compliance.com, Inc.  Security Agreement:

Cal Compliance.com, Inc.

By: __________________________
Name:    Dean Garfinkel
Title:   President


With respect to the CallCenter Tools, Inc. Security Agreement:

CallCenter Tools, Inc.


By:
   -------------------------------------
Name:    Dean Garfinkel
Title:   President

With respect to the Call Compliance, Inc. Security Agreement:

Call Compliance, Inc.


By:
   -------------------------------------
Name:    Dean Garfinkel
Title:   President